UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

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of the Securities Exchange Act of 1934

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NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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Northern Lights Fund Trust

80 Arkay Drive Hauppauge NY 11788

March 25, 2015

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new investment sub-adviser to the Altegris Fixed Income Long Short Fund, (the “Fund”), a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has approved MAST Capital Management, LLC as an investment sub-adviser to the Fund, and has approved a sub-advisory agreement with MAST Capital Management, LLC on the terms described herein.

As always, please feel free to contact the Fund at 1-877-772-5838 with any questions you may have.

Sincerely,

James P. Ash, Esq.

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

Altegris Fixed Income Long Short Fund

March 25, 2015

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Altegris Fixed Income Long Short Fund (the “Fund”), a series of Northern Lights Fund Trust ("NLFT" or the "Trust"). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an amended Exemptive Order that NLFT and Altegris Advisors, LLC (the Fund’s investment adviser, “Adviser”) received from the U.S. Securities and Exchange Commission (the "SEC") on August 22, 2014. The Exemptive Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of NLFT (the "Board of Trustees" or the "Board" or the "Trustees"), without obtaining shareholder approval. The amended Exemptive Order also grants relief from certain disclosure requirements applicable to sub-advisory fees. Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At an in-person meeting held on November 11-12, 2014, the Board, including a majority of the Independent Trustees, considered and approved MAST Capital Management, LLC (“MAST” or the “Sub-Adviser”) to serve as a sub-adviser to the Fund. The sub-advisory agreement between the Adviser and the Sub-Adviser, with respect to the Fund (the “Sub-Advisory Agreement") (attached hereto as Annex A), was approved by the Board of Trustees. The Sub-Advisory Agreement with MAST became effective as of February 13, 2015 when the Sub-Adviser commenced sub-advisory services for the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about March 25, 2015 to the Fund’s shareholders of record as of March 6, 2015 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund. As of the Record Date, there were issued and outstanding 17,665,105 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.              BACKGROUND

Northern Lights Fund Trust is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed January 19, 2005, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund represents a series of beneficial interest in the Trust

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having different investment objectives, investment restrictions, investment programs and investment advisers than the other series of the Trust.

The Adviser is located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037. Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. In addition, the Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board (including a majority of the Independent Trustees), for the purpose of managing the investment of all or a portion of the assets of the Fund.

As indicated above, the Trust and the Adviser have obtained an amended Exemptive Order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the "Order"). The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

Additionally, the Order grants relief from certain disclosure requirements, allowing the Fund to include and disclose only Aggregate Fee Disclosure (as described below), under certain rules and forms, including the Fund’s reports to shareholders and Statement of Additional Information. Aggregate Fee Disclosure refers to (i) the aggregate fees paid by the Fund to the Adviser and any affiliated sub-adviser, and (ii) the aggregate fees paid by the Adviser to sub-advisers other than affiliated sub-advisers.

II.            THE ADVISORY AGREEMENT

The current Advisory Agreement between the Trust and the Adviser was approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on April 24, 2013 and was approved by the shareholders of the Fund on July 19, 2013. The Advisory Agreement became effective on September 1, 2013 for an initial term of two years.

Pursuant to the Advisory Agreement, the Adviser currently receives a fee paid monthly at the annual rate of 1.75% the Fund's average daily net assets, and the Adviser may pay the Sub-Adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 2.24%,

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2.99% 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Under the Sub-Advisory Agreement, the Adviser is responsible for all fees payable to MAST for its services as a Sub-Adviser to the Fund. The Fund is not responsible for the payment of any portion of such fees. Accordingly, appointment of the Sub-Adviser to the Fund does not affect the management fees paid by the Fund or its Shareholders. The Sub-Adviser is entitled to such fee computed daily and paid monthly, calculated at an annual rate based on its managed portion of the Fund's average daily net assets.

For the fiscal year ended December 31, 2014, the Adviser earned advisory fees of $2,282,261 from the Fund, of which $125,523 was waived by the Adviser. As of December 31, 2014, the Adviser had not paid any sub-advisory fees to the Sub-Adviser.

III.           THE SUB-ADVISORY AGREEMENT

At the November 11-12, 2014 in-person meeting, the Board approved the hiring of the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser. Pursuant to the terms of the Sub-Advisory Agreement, the Adviser has delegated certain of its duties to the Sub-Adviser. The Sub-Adviser acts as investment adviser to and is responsible for the investment management of certain assets of the Fund. At all times, the Sub-Adviser is subject to the supervision of the Adviser and the Board of Trustees of the Trust. The terms of the Sub-Advisory Agreement further provides that the Sub-Adviser will maintain appropriate books and records, and provide a quarterly Investment Report. In consideration of the Sub-Adviser’s services, the Sub-Adviser is entitled to an annual fee from Adviser.

As discussed above, as compensation for its services, the Fund pays the Adviser a fee paid monthly at an annual rate of 1.75% the Fund's average daily net assets, and the Adviser separately pays the Sub-Adviser a monthly fee, calculated at an annual rate based on the Sub-Adviser's managed portion of the Fund's average daily net assets.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser to the Fund will serve subject to the supervision of the Adviser and the plenary authority Board of Trustees. The Sub-Adviser at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the allocated portion of the Fund which it manages and pay the salaries of its personnel. In addition, under the Sub-Advisory Agreement: (a) the Sub-Adviser shall indemnify the Adviser, its affiliates, officers, and controlling persons, agents and employees for, and held it harmless against, any and all losses, claims, damages, liabilities or litigation, including reasonable attorneys’ fees and expenses, which the Adviser became subject to as a direct result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence in the performance of its duties or from reckless disregard of its obligations and duties thereunder. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser, its affiliates or their respective officers, controlling persons, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder. The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of

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performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Allocated Portion; (b) neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages; (c) the Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Persons harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Adviser shall indemnify the Sub-Adviser, its affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws; and (d) The Sub-Adviser shall not be liable to the Adviser for losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

The Sub-Advisory Agreement has an initial term of two years from the date the Sub-Adviser commenced sub-advisory services for the Fund, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC); provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined under 1940 Act.

About MAST

MAST Capital Management, LLC, 200 Clarendon Street, 51st Floor, Boston, MA 02116, has been added as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, MAST is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to the sub-advisory agreement between the Adviser and MAST, as a sub-adviser, MAST is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the Adviser, not the Fund. MAST is an SEC-registered investment advisory firm specializing in investments in the capital structures of leveraged, middle market issuers. MAST was formed in May 2002, and manages approximately $1.22 billion in assets for its institutional and hedge fund clientele as of October 1, 2014.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of MAST as of March 6, 2015, as to the best of the Trust’s knowledge. The business address of each person listed below is 200 Clarendon St, 51st Floor, Boston, MA 02116.

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Name	Title & Principal Occupation
David Steinberg	Chief Investment Officer, Founding Partner, Managing Member of MAST Capital Management, LLC, and Member of MAST Capital Management IA Holdings
William Bruce	Partner and Chief Financial Officer
Adam Kleinman	Chief Operating Officer, General Counsel, Chief Compliance Officer, and Partner
Peter Reed	Portfolio Manager and Partner
Joe Lu	Portfolio Manager and Partner
MAST Capital Management IA Holdings	Holding Company

IV.          CURRENT AND PROFORMA FEES

As the Sub-Adviser’s fees will be paid from the Fund’s management fee under the Sub-Advisory Agreement, the Fund’s fees and expense are not changed by the new Sub-Advisory Agreement. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with a regular meeting held on November 11-12, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC (“the Adviser”) and MAST Capital Management, LLC (the “Sub-Adviser” or “MAST”), with respect to the Altegris Fixed Income Long Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the Sub-Adviser was founded in 2002, and is currently managing approximately $1.21 billion for hedge funds, pension funds, institutional fund-of-funds, retail bank platforms, family offices, and also sub-advises two multi-manager 1940 Act mutual funds, focusing on middle market leveraged corporate credit related strategies. The Board reviewed the background information on the investment personnel responsible for sub-advising the Fund and noted their satisfaction with the investment team’s education, diverse market sector expertise, and level of experience with portfolio construction. The Board reviewed the Sub-Adviser’s investment process, noting it will provide portfolio management services to the Fund with security research and selection as approved by its investment committee. Acknowledging that not all strategy risks can be eliminated, the Board reviewed the Sub-Adviser’s risk management process, noting that it attempts to mitigate liquidity risk by investing in the top of the capital structure, short duration bonds and bank debt of middle market leveraged issuers that are highly liquid under normal

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circumstances. The Board acknowledged that the Sub-Adviser will use its technology to enter executed trades into its order management system, which will contain the Fund’s pre-programmed investment guidelines to provide automated monitoring of the investment limitations, in addition to performing a weekly portfolio review by the investment committee. The Board noted that the Sub-Adviser uses a committee to review and produce an assessment of the broker-dealer services. The Board noted that the Sub-Adviser has had no reported litigation or compliance issues. The Board acknowledged the Sub-Adviser has a robust corporate organization and deep investment experience, and considered the Sub-Adviser’s experience and comfort operating within the 1940 Act regulations. The Board expressed its opinion that the adviser has found a quality Sub-Adviser and concluded that the Sub-Adviser should provide high quality service to the Fund and the Fund’s shareholders.

Performance. The Trustees considered the performance of the Sub-Adviser. They reviewed the limited performance history of two mutual funds sub-advised by the Sub-Adviser using a strategy similar to that anticipated to be used for the Fund, and noted that during the short period of performance, the mutual funds outperformed their benchmark. The Trustees also reviewed the substantial performance history of the hedge fund managed by the Sub-Adviser and compared it to the vehicle’s benchmark, noting the hedge fund’s comparative outperformance since inception. The Trustees considered the hedge fund’s strategy of looking for attractive idiosyncratic opportunities, and reasoned that the strategy sought duration neutral investments that did not necessarily correspond to an index. After further discussion, the Trustees concluded that the Sub-Adviser’s historical performance was satisfactory.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee, and noted that the fee was equal to that charged by the Sub-Adviser to other mutual fund clients and less than that charged to its hedge fund client. After further discussion, the Trustees concluded that, based on comparative fees and the nature of the responsibilities delegated to the Sub-Adviser by the Advisor, the proposed sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable, particularly in light of the relative size of the Fund, and the amount of assets that will be allocated to MAST.

Profitability. The Trustees considered the anticipated profits to be realized by MAST in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Adviser estimates realizing modest profits during the initial fiscal year, both in terms of percentage of revenue as well as actual dollars. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Fixed Income Long Short Fund.

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VI.          OTHER MATTERS

As of March 6, 2015, the only shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund are listed below.

Name & Address	Total Shares	Percentage of Fund Share Class

Class A Shares
Pershing LLC	424,012.5370	26.71%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Ameritrade Inc.	256,979.8000	16.19%
P.O. Box 2226
Omaha, NE 68103-2226

AssetMark	143,644.8830	9.05%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Morgan Stanley Smith Barney, LLC	120,344.0200	7.58%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Class C Shares
Morgan Stanley Smith Barney, LLC	617,113.1290	57.60%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Pershing LLC	123,110.4740	11.49%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Class I Shares
US Bank NA	2,704,132.1380	18.02%
P.O. Box 1787
Milwaukee, WI 53201

Morgan Stanley Smith Barney, LLC	2,241,265.2450	14.94%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Charles Schwab	1,713,104.6510	11.42%
211 Main Street
San Francisco, CA 94105

JP Morgan FBO	1,439,598.7820	9.59%
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14201 Dallas Parkway, 13th Floor
Dallas, TX 75254

Ameritrade Inc.	1,376,630.7190	9.17%
P.O. Box 2226
Omaha, NE 68103-2226

Class N Shares
Charles Schwab	679,955.2830	32.79%
211 Main Street
San Francisco, CA 94105

AssetMark	367,731.6020	17.74%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Pershing LLC	176,035.5820	8.49%
1 Pershing Plaza
Jersey City, NJ 07399-0002

As of March 6, 2015, the Trustees and officers of the Trust, individually and as a group, did not own any of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Fund's semi-annual report for the period ended June 30, 2014, or annual report for the period ended December 31, 2014 to any shareholder upon request. To obtain the Altegris Fixed Income Long Short Fund's annual or semi-annual report, please contact the Fund by calling 1-877-772-5838, or by writing to Altegris Fixed Income Long Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission. The Adviser was approved as adviser to the Fund prior to inception, and the Fund commenced operations on February 28, 2013. For the fiscal year ended December 31, 2014, the Fund paid $6,872 in brokerage commissions. No commissions were paid to brokers affiliated with the Adviser or any sub-adviser.

Principal Underwriter, Administrator and Custodian. Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor. The Distributor accrued $0 as compensation for distributing the Fund’s shares during the fiscal year ended December 31, 2014, Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing, and shareholder servicing agent

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to the Fund. During the fiscal year ended December 31, 2014, GFS earned $166,534 from the Fund.

JPMorgan Chase Bank, N.A., with principal offices at 270 Park Avenue, New York, NY 10017 has served as the Fund’s custodian since inception. During the fiscal year ended December 31, 2014, the custodian earned $35,219 in custody fees.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-877-772-5838, or by writing to Altegris Fixed Income Long Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

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ANNEX A

FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 12th day of February 2015, by and among MAST Capital Management, LLC, a Delaware limited liability company located at 200 Clarendon Street, 51st Floor, Boston, MA 02116 (the “Sub-Adviser”), and Altegris Advisors, L.L.C., a Delaware limited liability company located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037 (the “Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for certain fund(s) within the Trust, including the Altegris Fixed Income Long Short Fund, a separate series of the Trust (the “Fund”) under the terms of an investment advisory agreement between the Adviser and the Trust on behalf of the Fund and other fund(s) within the Trust, dated November 1, 2013, and as may be further amended in the future (the “Management Agreement”);

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, with the approval of the Board of Trustees of the Trust and, if required, the shareholders of the Fund, to provide investment advisory services to a portion of the Fund’s assets allocated by the Adviser for management by the Sub-Adviser (the “Allocated Portion”) in accordance with the terms of this Agreement (as it may be amended from time to time);

WHEREAS, the Trust has entered into a consulting agreement, as amended from time to time, with Northern Lights Compliance Services, LLC (the “Consulting Agreement”) to provide compliance services to the Trust in respect of the Fund and other series of the Trust, including compliance oversight of the Adviser’s management of the Fund and its delegation of certain duties to the Sub-Adviser as set forth in this Agreement (the Management Agreement and the Consulting Agreement are collectively the “Trust Service Agreements”);

WHEREAS, the Adviser has furnished the Sub-Adviser with copies of each of the following documents: (a) the Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”); (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time); (c) Prospectus and Statement of Additional Information of the Fund (“Prospectus” and “SAI”, respectively); and (d) policies and procedures of the Trust

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and the Trust Service Agreements that govern the Sub-Adviser’s management of the Allocated Portion under this Agreement; and

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;

NOW, THEREFORE: the parties hereby agree as follows:

1. APPOINTMENT OF SUB-ADVISER.

a.	Acceptance. The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion of the Fund’s assets.
b.	Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.
c.	The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement. The information contained in the Form ADV of the Sub-Adviser as provided to the Adviser is true and complete in all material respects, and also as filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to clients, is accurate and complete in all material respects and does not make any untrue statement of fact or omit to state any material fact which is required to be stated in the Form ADV.
d.	The Adviser’s Representations. The Adviser represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser and that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV. The Adviser further represents and warrants that the Fund is
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either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed. The Adviser further represents, warrants and agrees that is duly organized and properly registered and operating under the laws of Delaware with the power to own its assets and carry on its business as it is now being conducted and as proposed to be conducted under the terms of this Agreement. The information contained in the Form ADV of the Adviser as provided to the Sub-Adviser is true and complete in all material respects, and also as filed with the SEC and provided to clients, is true and complete in all material respects, and does not make any untrue statement of a material fact or omit to state any material fact which is required to be stated in the Form ADV.

e.	Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2. PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will manage the Allocated Portion in a manner consistent with the investment policies, objectives and restrictions of the Fund pursuant to investment guidelines established by the Trust and the Adviser and provided to the Sub-Adviser in writing (the “Investment Guidelines”). The parties acknowledge the current Investment Guidelines applicable to the Allocated Portion, including descriptions of each of the one or more strategies to be employed by the Sub-Adviser from time to time in respect of the Allocated Portion (together, the "Strategies" and each, a "Strategy"), have been provided to the Sub-Adviser. From time to time, the Adviser or the Trust may provide the Sub-Adviser with written copies of additional or amended investment guidelines, or the Adviser or Sub-Adviser may determine to add, amend, or discontinue one or more new or existing Strategies, in each case which shall become effective at such time as agreed upon by both parties in writing and promptly incorporated as an amendment of the Investment Guidelines (with any corresponding amendments, if necessary, to the Fund’s Prospectus and SAI being the responsibility of the Adviser and/or Trust). The Sub-Adviser will manage the investment and reinvestment of the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable Investment Guidelines or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Trust from time to time, and further subject to the plenary authority of the Board of Trustees. It is acknowledged and agreed by the parties to this Agreement that any amendment to the Investment Guidelines from time to time as described above, including any addition, amendment or discontinuance of a Strategy or Strategies, will not constitute a termination of this Agreement, and further that any termination of this Agreement shall be made in accordance solely with the provisions of Section 8 of this Agreement.

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Consistent with the Investment Guidelines, unless otherwise directed in writing by the Adviser or the Trust, the Sub-Adviser shall have full discretionary authority to manage the investment of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will in the performance of its duties and obligations under this Agreement in respect of the Allocated Portion of Fund assets:

a.	advise the Adviser and the Trust in connection with investment policy decisions to be made by it regarding the Allocated Portion;
b.	provide to the Adviser performance analysis and market commentary (the “Investment Report”) pertaining to each calendar quarter during the term of this Agreement, within fifteen (15) business days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Sub-Adviser. The subject of each Investment Report shall be mutually agreed upon by the Adviser and Sub-Adviser, which agreement shall not prohibit the Adviser from publicly distributing the same or similar information as is contained within each Investment Report;
c.	submit such reports and information as the Adviser or the Trust may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Allocated Portion;
d.	place orders for purchases and sales of portfolio investments for the Allocated Portion;
e.	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;
f.	maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Adviser, to the extent not maintained by the Adviser or another agent of the Trust, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Trust or the Adviser copies of any such records upon the Trust’s or Adviser’s request (provided that the Sub-Adviser may retain such copies of records as may be required pursuant to applicable law or regulation);
g.	as soon as practicable after the close of business each day, but no later than the close of business the following business day, provide the Custodian (generally via electronic file format) with the trade information for each transaction effected for the Allocated Portion, and provide copies
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of such trade tickets to the Adviser and the Trust upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

h.	absent specific instructions to the contrary provided to it by the Adviser or the Trust, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust; the Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Trust to comply with any rules or regulations promulgated by the SEC in respect of the Fund. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Trust on a quarterly basis (or more frequently, if required by law), in order to enable the Trust to complete proxy voting information in respect of the Fund as required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively. The Sub-Adviser shall provide the Adviser and the Trust with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Trust or the Adviser may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;
i.	to the extent reasonably requested by the Trust, use its commercially reasonable best efforts to assist the Chief Compliance Officer of the Trust (“CCO”) comply with applicable requirements of Rule 38a-1 under the 1940 Act and the Trust Service Agreements, including, without limitation, providing the CCO with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);
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j.	act in conformity with the Declaration of Trust, the Prospectus and SAI and conform to and comply with applicable requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal laws and regulations, as each is amended from time to time; and
k.	except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Allocated Portion, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Allocated Portion, and any and all trades of portfolio securities or other transactions effected for the Allocated Portion (including past, pending and proposed trades). For the avoidance of doubt, in the event a portfolio investment is held in the Allocated Portion and in another fund(s) managed or sub-advised by the Sub-Adviser, Sub-Adviser may disclose the information solely in connection with such other fund or account and without referencing the portfolio investment of the Fund or the Allocated Portion.

The Adviser or its authorized agents will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the Allocated Portion and the cash requirements of, and cash available for investment in, the Fund and the Allocated Portion, and the Adviser or its authorized agents will timely provide the Sub-Adviser, or arrange for the Trust to provide the Sub-adviser, with copies of monthly accounting statements for the Fund and, if applicable, the Allocated Portion, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser or the Trust will be responsible for handling any class actions or other lawsuits involving the Fund or securities held, or formerly held, in the Fund. Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to the Adviser or the Trust and, with the consent of the Adviser and the Trust, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

3. ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser and Sub-Adviser acknowledge and agree that the Fund shall assume the expense of:

a.	brokerage commissions for transactions in the portfolio investments of the Fund, including the Allocated Portion, and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
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b.	Custodian fees and expenses;
c.	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and
d.	interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Allocated Portion, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services in respect of the Allocated Portion hereunder. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Management Agreement or any other agreement to which they are parties.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, the Allocated Portion or the Adviser.

4. SUB-ADVISORY FEES

For all of the services rendered with respect to the Allocated Portion as herein provided, the Adviser shall pay to the Sub-Adviser an annual fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the net assets of the Allocated Portion, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. The method of determining net assets of the Allocated Portion for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of shares of the Fund as described in the Fund’s Prospectus and/or SAI. As soon as practicable after the end of each calendar month, Sub-Adviser will present a billing statement for the sub-advisory fee (calculated as described above) to the Adviser, indicating the total amount of the fee for the month, and any other amounts payable during the period as may be provided for under this Agreement. The Adviser agrees to pay the monthly sub-advisory fee no later than the fifteenth (15th) calendar day following receipt of the Sub-Adviser’s billing statement.

5. PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Allocated Portion, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion of the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the most favorable execution with

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respect to all such purchases and sales of portfolio securities for said Portfolio in accordance with the Sub-Adviser’s best execution policy and procedure. The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Allocated Portion on a continuing basis. The Sub-Adviser will not take into consideration the sale of shares in the Fund by such broker-dealers. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Trust’s Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Allocated Portion or to the Sub-Adviser, and who charge a higher commission rate to the Allocated Portion than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Trust.

The Adviser authorizes the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Allocated Portion of the Fund and to execute for the Allocated Portion as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above. The Sub-Adviser may, using such of the securities and other property in the Allocated Portion as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Allocated Portion of the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate. The Sub-Adviser shall cause all securities and other property purchased or sold for the Allocated Portion to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Allocated Portion shall remain in the direct or indirect custody of the Custodian. The Sub-Adviser shall notify the Custodian as soon as reasonably practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Allocated Portion, (ii) to deliver securities and other property against payment for the Allocated Portion, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or with the sub-

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adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund in securities or other assets.

In no instance will the Allocated Portion be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter or any affiliated person of any of the Trust, Adviser, Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC, the 1940 Act and/or the Trust’s written policies and procedures. The Adviser agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with the Adviser and all affiliated persons of any of the Trust, the Adviser, any other sub-advisor to the Fund (to the extent the Adviser has such information) and the Trust’s principal underwriter.

6. LIMITATION ON SUB-ADVISER LIABILITY; INDEMNIFICATION

a.	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, none of the Sub-Adviser, its affiliates or their respective officers, directors, controlling persons, managers, members, partners, shareholders, agents or employees (each, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be subject to any liability to the Adviser, the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder. The Sub-Adviser does not guarantee the future performance of the Allocated Portion or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Allocated Portion. The Adviser understands that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the Allocated Portion and in making investment decisions for the Allocated Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.
b.	Neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages.
c.	The Sub-Adviser agrees to indemnify the Adviser, its affiliates, officers, controlling persons, agents, and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) (“Losses”) to which the Adviser may become subject as a result of Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this
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Agreement; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Sub-Adviser shall be given written notice concerning any matter for which indemnification is claimed under this Section; provided that any failure to give such notice shall not relieve the Sub-Adviser of its obligations under this Section.

d.	The Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Person harmless against, any and all Losses to which such Indemnified Person may become subject as a result of this Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Adviser shall have be given written notice concerning any matter for which indemnification is claimed under this Section; provided that any failure to give such notice shall not relieve the Adviser of its obligations under this Section.

7. STANDARD OF CARE

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the Investment Guidelines; shall act at all times in what it reasonably believes to be in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

8. TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

This Agreement shall become effective as to the Fund upon its approval by the Board of Trustees of the Trust and its execution by the parties hereto. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the effective date, and thereafter shall continue in effect for successive additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

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This Agreement may be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Allocated Portion of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the Allocated Portion maintained by the Sub-Adviser on behalf of the Fund; and

This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act. This Agreement will also terminate immediately in the event that the Management Agreement is terminated.

9. SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Allocated Portion are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its rendering of similar services does not cause a breach of its obligations under this Agreement. It is specifically understood that the Sub-Adviser and each Indemnified Person may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser and each Indemnified Person may give advice and take action in the performance of its duties with respect to any of the Sub-Adviser’s or Indemnified Person’s other clients which may differ from advice given or the timing or nature of action taken with respect to the Allocated Portion. The Sub-Adviser and the Indemnified Persons, however, shall not provide investment advice to any assets of the Fund other than the Allocated Portion. Nothing in this Agreement shall be deemed to require Sub-Adviser or any Indemnified Person to purchase or sell for the Allocated Portion of the Fund any security which the Sub-Adviser or any Indemnified Person may purchase or sell for its or their own account or for the account of any other client.

10. AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Allocated Portion with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be

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favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

11. NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

13. NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its controlling persons, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Allocated Portion of which it’s aware that the

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Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15. COMPLIANCE PROGRAM AND REPORTING

The Sub-Adviser hereby represents and warrants that in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act (the policies and procedures referred to in this Section are referred to herein as the Sub-Adviser’s “Compliance Program”).

The Sub-Adviser shall furnish the Adviser, the Board of Trustees of the Trust and/or the CCO of the Trust with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Sub-Adviser regarding the Sub-Adviser’s compliance with Rule 206(4)-7 of the Advisers Act and the Federal Securities Laws, as defined in Rule 38a-1 under the 1940 Act. Upon the commercially reasonable request of the Adviser or the Trust given upon commercially reasonable advance notice, the Sub-Adviser shall make its officers and employees available to the Adviser and/or the CCO of the Trust from time to time to review the Sub-Adviser’s Compliance Program and its adherence thereto.

16. REFERENCE TO ADVISER AND SUB-ADVISER

a.	The Sub-Adviser grants the Adviser non-exclusive rights to use, display and promote trademarks, symbols, logos or other trade dress of the Sub-Adviser in conjunction with any activity associated with the Fund, and the Adviser may promote the identity of and services provided by the Sub-Adviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials; provided, however, that at all times the Adviser shall protect the goodwill and reputation of the Sub-Adviser in connection with marketing and promotion of the Fund; provided further that the Adviser shall submit to the Sub-Adviser for its review and approval all such public informational materials relating to the Fund that refer to the Sub-Adviser or its affiliates or to any recognizable variant or any registered mark or logo or other proprietary designation of the Sub-Adviser or its affiliates. Approval shall not be unreasonably withheld by the Sub-Adviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Sub-Adviser may be used by the Adviser without obtaining the Sub-Adviser’s consent unless such consent is withdrawn in writing by the Sub-Adviser.
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b.	Neither the Sub-Adviser nor any affiliate or agent of Sub-Adviser shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Sub-Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Adviser, and without material difference in content, may be used by the Sub-Adviser without obtaining the Adviser’s approval, unless the Adviser’s previous approval is withdrawn in writing. The Sub-Adviser hereby agrees to make all commercially reasonable efforts to cause any agent or affiliate of the Sub-Adviser to satisfy the foregoing obligation. For the avoidance of doubt, this provision shall not restrict the disclosure on Form ADV by the Sub-Adviser of the Adviser, the Fund and such terms of this Agreement as may be required pursuant to Form ADV or as may be recommended by counsel.
c.	It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations. The Adviser agrees that, notwithstanding the above, any reference to the Adviser in the Form ADV of the Sub-Adviser may remain a part of the Sub-Adviser’s Form ADV until the next annual update filed by the Sub-Adviser following the termination of this Agreement.

17. NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Trust’s CCO about: (a) material changes in the employment status of key investment and portfolio management personnel, including a Chief Investment Officer or similar position, involved in the management of the Allocated Portion; (b) material changes in the investment process used to manage the Allocated Portion; (c) material changes in senior management or operations of the Sub-Adviser, including specifically changes in the roles of Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer or General Counsel and; or (d) any material change in ownership or capital structure of the Sub-Adviser which constitutes an “assignment” of this Agreement as defined in Section

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202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder.

18. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037 Attention: Legal/Compliance Dept.

SUB-ADVISER:	MAST Capital Management, LLC 200 Clarendon St, 51st Floor Boston, MA 02116 Attention: Adam Kleinman, General Counsel

19. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

20. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction), regulation, legal process, FINRA rules or rules of any applicable stock exchange, the parties hereto shall treat as confidential all information pertaining to the Allocated Portion and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Sub-Adviser may (i) disclose in marketing materials and similar communications that the Sub-Adviser has been engaged to manage assets of the Allocated Portion pursuant to this Agreement in accordance with Section 16 above, but not mention the name of the Fund without prior written approval, and (ii) include performance statistics regarding the Allocated Portion in composite performance statistics regarding one or more groups of Sub-Adviser's clients published or included in any of the foregoing communications, provided that the Sub-Adviser does not identify any performance statistics as relating specifically to the Allocated Portion, and (iii) disclose confidential information in good faith to the Sub-Adviser’s attorneys, accountants, auditors or other professional advisers or to a third party if necessary to administer or service the Allocated Portion.

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21. SURVIVAL

Sections 4 (with respect to any fees accrued prior to the date of termination), 6, 9, 20 and 24 shall survive any termination or expiration of this Agreement.

22. SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

23. CAPTIONS

The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

24. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

25. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Altegris ADVISORS, l.l.c. (Adviser) By: Name: Matthew C. Osborne Title: Executive Vice President

MAST CAPITAL MANAGEMENT, LLC (Sub-Adviser) By: Name: Adam Kleinman Title: Authorized Signatory

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SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate as a Percentage of Daily “Current Net Assets” (as defined in Section 4 of this Agreement) of Allocated Portion
Altegris Fixed Income Long Short Fund	Fee Rate: xx% (not disclosed pursuant to Exemptive Order)

782863.2